SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 15, 2001


                          BENTLEY PHARMACEUTICALS, INC.
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               (Exact Name of Registrant as Specified in Charter)


            Delaware                     1-10581                 59-1513162
            ---------                    --------                ----------
  (State or Other Jurisdiction         (Commission              (IRS Employer
        of Incorporation)               File No.)            Identification No.)



65 Lafayette Road, 3rd Floor, North Hampton, New Hampshire              03862
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(Address of Principal Executive Offices)                              (Zip Code)


       Registrant's telephone number, including area code: (603) 964-8006


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Item 2.       Acquisition and Disposition of Assets.
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         On February 15, 2001, Laboratorios Belmac, S.A., a Spanish subsidiary of Bentley Pharmaceuticals, Inc. (the "Registrant"), completed the sale of the registration rights and dossier for its branded pharmaceutical product, Controlvas(R), (generic name: enalapril) (the "Product") to a third party* (the "Purchaser") for 475 million Spanish Pesetas (approximately $2.4 million U.S. dollars). In a related transaction, on November 21, 2000, the Registrant sold to the Purchaser the trademark to the Product for 475 million Spanish Pesetas (approximately $2.4 million U.S. dollars). The Registrant expects to recognize aggregate pre-tax gains of approximately $4.75 million U.S. dollars as a result of these transactions.

         Terms of the agreement with the Purchaser provide that the Registrant will manufacture and supply the Product for the Purchaser for three years with an option to extend for an additional two years.

         The consideration for the sale was negotiated at arms length. The Registrant and the Purchaser have no material relationships other than the supply arrangements described above.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.
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(b)               Pro Forma Financial Information

                  The pro forma financial information required by Item 7(b) of Form 8-K will be filed by amendment to this Report on Form 8-K no later than May 1, 2001.

(c)               Exhibits

                  2.1 Purchase and Sale Agreement between  Laboratorios  Belmac,
                      S.A. and the Purchaser dated November 21, 2000 relating to the sale of the registration rights and dossier of the product Controlvas. (in summary translation from Spanish)+

                  2.2 Purchase and Sale  Agreement  between Laboratorios Belmac,
                      S.A. and the Purchaser dated November 21, 2000 relating to the sale of the trademark to the product Controlvas. (in summary translation from Spanish)+

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*   Confidential Treatment has been requested with respect to the identity of the Purchaser.
+ Confidential treatment has been requested with respected to certain portions of this document which are marked with an asterisk (*). The complete document has been submitted confidentially to the Securities and Exchange Commission.


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                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            BENTLEY PHARMACEUTICALS, INC.


Date:    March 2, 2001                      By:      /s/ MICHAEL D. PRICE
                                                     --------------------
                                                     Michael D. Price
                                                     Vice President and
                                                     Chief Financial Officer


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                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number               Description
------               -----------

2.1               Purchase and Sale Agreement between Laboratorios Belmac, S.A.
                  and the Purchaser dated November 21, 2000 relating to the sale of the registration rights and dossier of the product Controlvas. (in summary translation from Spanish) +

2.2               Purchase and Sale Agreement between Laboratorios Belmac, S.A.
                  and the Purchaser dated November 21, 2000 relating to the sale of the trademark of the product Controlvas. (in summary translation from Spanish) +

-------------------
+ Confidential treatment has been requested with respected to certain portions of this document which are marked with an asterisk (*). The complete document has been submitted confidentially to the Securities and Exchange Commission.